UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2004

ASHWORTH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18553 (Commission File Number)	84-1052000 (IRS Employer Identification No.)

2765 Loker Avenue West Carlsbad, California (Address of Principal Executive Offices)	92008 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (760) 438-6610

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.7
EXHIBIT 99.8
EXHIBIT 99.9
EXHIBIT 23.1

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

     On July 6, 2004, Ashworth, Inc. (the “Company”) completed the acquisition of all of the member interests in Gekko Brands, LLC (the “Acquisition”) pursuant to the Membership Interests Purchase Agreement entered into on July 6, 2004 by and among W.C. Bradley Co., Bradley Specialty Retailing, Inc., Young An Hat Company, J. Neil Stillwell, Georgia Nell Stillwell, Phil R. Stillwell, Jeffery N. Stillwell, Thomas Patrick Allison, Jr., Calvin J. Martin, Jr. (together the “Selling Members”); and Ashworth Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Ashworth, Inc. (the “Buyer”).

     The purchase price for the Acquisition was $24 million consisting of $23 million in cash and a $1 million promissory note. Up to an additional $6.5 million will be paid to the remaining members of Gekko Brands, LLC management if the subsidiary achieves specific EBIT and other operating targets over approximately the next four years or through Ashworth’s fiscal year 2008.

     The Company established a new, secured 5-year bank facility comprised of a $20 million term loan and a $35 million line of credit replacing its existing $55 million facility to finance the cash purchase price of the acquisition.

     The Acquisition was accounted for as a purchase in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations. Under SFAS No. 141, the estimated aggregate cost of the acquired assets is $27.3 million, which includes cash paid of $23.0 million, a promissory note of $1.0 million, transaction costs of $0.7 million and assumed debt of $2.6 million. The estimated aggregate acquisition costs exceeded the estimated fair value of the acquired assets. As a result, the Company recorded $12.2 million of goodwill. The Company is obtaining a third party valuation of certain tangible and intangible assets acquired with the Gekko brands acquisition and expects to receive the final report prior to October 31, 2004. Up to an additional $6.5 million in cash will be paid to the participating selling members if the subsidiary achieves specific EBIT and other operating targets over the next four years or through fiscal 2008.

ITEM 9.01. Financial Statements and Exhibits.

     On July 21, 2004, the Company filed a Current Report on Form 8-K dated July 6, 2004 with respect to acquisition of all of the membership interests in Gekko Brands, LLC. Such Form 8-K was filed without the financial statements and pro forma financial information required by Items 210.3-05(a) and (b) of Regulation S-X. This current report on Form 8-K provides such required information.

(a) Financial Statements of Business Acquired

     Attached as Exhibit 99.7, are the audited consolidated balance sheet of Gekko Brands, LLC and Subsidiaries (an Alabama Limited Liability Company) as of December 31, 2003, and the related consolidated statements of income, members’ equity and cash flows for the year then ended. Attached as Exhibit 99.8, are the unaudited condensed consolidated balance sheets of Gekko Brands, LLC and Subsidiaries as of June 30, 2004 and December 31, 2003 and the unaudited condensed

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consolidated statements of income and cash flows for the six months ended June 30, 2004 and 2003.

(b) Pro Forma Financial Information

     Attached as Exhibit 99.9, are the unaudited pro forma condensed consolidated statements of operations for the year ended October 31, 2003 and the six months ended April 30, 2004, which include the acquisition of Gekko Brands, LLC and its subsidiaries. These pro forma statements give effect to the Company’s acquisition of Gekko Brands, LLC and its subsidiaries as if it had occurred at the beginning of each period presented.

     An unaudited pro forma consolidated condensed balance sheet has not been presented, since the acquisition was reflected in the Company’s consolidated balance sheet as of July 31, 2004, as reported in its Quarterly Report on Form 10-Q for the quarter ended July 31, 2004, as filed on September 14, 2004.

(c) Exhibits

99.1	Membership Interests Purchase Agreement, dated July 6, 2004, by and among Ashworth Acquisition Corp. and the selling members, identified therein.(1)*

99.2	Ashworth Acquisition Corp. Promissory Note in favor of W. C. Bradley Co.(1)

99.3	Ashworth, Inc. Guaranty of Ashworth Acquisition Corp. Promissory Note in favor of W. C. Bradley Co.(1)

99.4	Amended and Restated Lease Agreement, dated July 6, 2004, by and between 16 Downing, LLC as Lessor and Gekko Brands, LLC as Lessee.(1)

99.5	Ashworth, Inc. Guaranty of Payments under the Amended and Restated Lease Agreement, dated July 6, 2004, by and between 16 Downing, LLC as Lessor and Gekko Brands, LLC as Lessee.(1)

99.6	Form of Executive Employment Agreement by and between Gekko Brands, LLC and certain selling members.(1)

99.7	Audited consolidated balance sheet of Gekko Brands, LLC and Subsidiaries (an Alabama Limited Liability Company) as of December 31, 2003, and the related consolidated statements of income, members’ equity and cash flows for the year then ended.(2)

99.8	Unaudited condensed consolidated balance sheets of Gekko Brands, LLC and Subsidiaries as of June 30, 2004 and December 31, 2003 and the unaudited condensed consolidated statements of income and cash flows for the six months ended June 30, 2004 and June 30, 2003.(2)

99.9	Unaudited pro forma condensed consolidated statements of operations for the year ended October 31, 2003 and the six months ended April 30, 2004, which include the acquisition of Gekko Brands, LLC and its subsidiaries.(2)

23.1	Consent of DOUGHERTY MCKINNON & LUBY, LLC with respect to Gekko Brands, LLC and Subsidiaries.(2)

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*	Portions of this Exhibit 99.1 have been omitted pursuant to a confidential treatment request.

(1)	Previously filed as an Exhibit to the original report on Form 8-K filed with the commission on July 21, 2004 and incorporated herein by reference.

(2)	Filed herewith.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHWORTH, INC.
Date: September 17, 2004	By:	/s/Terence W. Tsang
Terence W. Tsang
Executive VP, COO & CFO

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EXHIBIT INDEX

Exhibit No.	Description
99.7	Audited consolidated balance sheet of Gekko Brands, LLC and Subsidiaries (an Alabama Limited Liability Company) as of December 31, 2003, and the related consolidated statements of income, members’ equity and cash flows for the year then ended.
99.8	Unaudited condensed consolidated balance sheets of Gekko Brands, LLC and Subsidiaries as of June 30, 2004 and December 31, 2003 and the unaudited condensed consolidated statements of income and cash flows for the six months ended June 30, 2004 and June 30, 2003.
99.9	Unaudited pro forma condensed consolidated statements of operations for the year ended October 31, 2003 and the six months ended April 30, 2004, which include the acquisition of Gekko Brands, LLC and its subsidiaries.
23.1	Consent of DOUGHERTY MCKINNON & LUBY, LLC with respect to Gekko Brands, LLC and Subsidiaries.

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